UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2018 (May 18, 2018)

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC 201 Tresser Boulevard, Suite 400, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 18, 2018, Aircastle Limited (the "Company") held its Annual General Meeting of Shareholders, at which the matters set forth below, as further described in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 3, 2018, were voted upon by holders of the Company’s common shares.

Holders of 75,730,053 common shares were present in person or by proxy at the Annual General Meeting of Shareholders representing approximately 96% of all outstanding common shares entitled to vote.

1.	The election of Class III Directors. Each of the following nominees was elected to the Board of Directors.

Nominee	Votes For	Withheld	Broker Non-Votes
Giovanni Bisignani	69,365,455	482,361	5,882,237
Takayuki Sakakida	68,217,454	1,630,362	5,882,237
Gentaro Toya	68,078,721	1,769,095	5,882,237
Peter V. Ueberroth	67,452,658	2,395,158	5,882,237

2.
The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for fiscal year 2018, and authorizing the directors of the Company, acting by the Audit Committee, to determine the independent registered public accounting firm’s fees, were approved.

Votes For	74,484,764
Votes Against	856,107
Abstentions	389,182

3.	(a) The proposed amendment to adopt a majority voting standard in the elections of directors was approved.

Votes For	56,293,273
Votes Against	13,509,242
Abstentions	45,301
Broker Non-Votes	5,882,237

3. (b) The proposed amendment to the advance notice provisions relating to shareholder proposals and director nominations was approved.

Votes For	68,662,099
Votes Against	1,089,800
Abstentions	95,917
Broker Non-Votes	5,882,237

3. (c) The proposal to eliminate provisions related to Fortress Investment Fund III LP and its affiliates, modify certain additional provisions to reflect changes in Bermuda law, and make certain other clarifying changes, was approved.

Votes For	69,429,953
Votes Against	319,462
Abstentions	98,401
Broker Non-Votes	5,882,237

4.	The advisory vote to approve the compensation of the Company’s named executive officers was approved.

Votes For	55,122,174
Votes Against	14,574,871
Abstentions	150,771
Broker Non-Votes	5,882,237

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

BY:	/s/ Christopher L. Beers
Christopher L. Beers
Chief Legal Officer and Secretary

Date: May 22, 2018